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                                                             Exhibit 99.906.CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, David Lerner, President of Spirit of America Investment Fund, Inc. (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 28, 2004                /s/ David Lerner
     --------------------           --------------------------------------------
                                    David Lerner, Principal Executive Officer


I, Alan Chodosh, Treasurer of Spirit of America Investment Fund, Inc. (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 28, 2004                /s/ Alan Chodosh
     --------------------           --------------------------------------------
                                    Alan Chodosh, Principal Financial Officer